Exhibit 99.1

Monthly Volume Summary: November 2009 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									November 2009 Highlights:

Purchases and	Net Increase/	Ending	Annualized	Annualized Liquidation	> The total mortgage portfolio decreased at an annualized rate of 2.2% in November.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio was $761.8 billion at November 30, 2009, down from $770.1 billion at October 31, 2009.

>  The net amount of mortgage-related investments portfolio mortgage purchase (sale) agreements entered into during the month of November totaled $378 million, down from the $1.7 billion entered into during the month of October.

>  Refinance-loan purchase and guarantee volume was $19.3 billion in November, up from $18.0 billion in
     October. Borrowers that made their last trial period payment and completed the documentation requirements of the Home Affordable Modification Program (HAMP) totaled 7,313 completed loans as of November 30, 2009.

>  Total guaranteed PCs and Structured Securities issued decreased at an annualized rate of 1.9% in November.

>  Our single-family portfolio delinquency rate rose to 3.72% in November, up 18 basis points from October. Our multifamily delinquency rate was 0.14% in November.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $452 million in
     November. Duration gap averaged 0 months. See endnote (18) for further information.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as
									Conservator of Freddie Mac.
	Issuances [3]	Sales [4]	Liquidations	(Decrease)	Balance	Growth Rate	Rate

Nov 2008	$26,867	$(31)	$(21,712)	$5,124	$2,200,019	2.8%	11.9%
Dec	29,799	(4,986)	(17,356)	7,457	2,207,476	4.1%	9.5%

Full-Year 2008	460,015	(35,669)	(319,546)	104,800	2,207,476	5.0%	15.2%

Jan 2009	21,709	(5,350)	(21,527)	(5,168)	2,202,308	(2.8%)	11.7%
Feb	40,052	(734)	(33,776)	5,542	2,207,850	3.0%	18.4%
Mar	86,085	(4)	(47,428)	38,653	2,246,503	21.0%	25.8%
Apr	58,090	(20,222)	(53,079)	(15,211)	2,231,292	(8.1%)	28.4%
May	50,223	(5,334)	(47,890)	(3,001)	2,228,291	(1.6%)	25.8%
Jun	63,150	(1,065)	(49,893)	12,192	2,240,483	6.6%	26.9%
Jul	44,052	—	(50,206)	(6,154)	2,234,329	(3.3%)	26.9%
Aug	47,886	—	(40,948)	6,938	2,241,267	3.7%	22.0%
Sep	32,926	(250)	(31,241)	1,435	2,242,702	0.8%	16.7%
Oct	32,181	(2,125)	(28,838)	1,218	2,243,920	0.7%	15.4%
Nov	27,975	—	(32,087)	(4,112)	2,239,808	(2.2%)	17.2%

YTD 2009[5]	$504,329	$(35,084)	$(436,913)	$32,332	$2,239,808	1.6%	21.6%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1,6]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [7]	Other Activity [8]	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [9]	Agreements [10]	Agreements		Securities	Agency	Non-Agency	Loans	Balance

Nov 2008	$49,649	$761	$(8,647)	$805,427	65.6%	13.6%	$50,406	$(35,429)	$14,977	Nov 2008	$431,976	$67,586	$199,798	$106,067	$805,427
Dec	21,511	(14,703)	(7,473)	804,762	(1.0%)	11.1%	84,492	(59,127)	25,365	Dec	424,524	70,852	197,910	111,476	804,762

Full-Year 2008	321,310	(124,267)	(113,094)	804,762	11.6%	15.7%	632,634	(424,800)	207,834	Full-Year 2008	424,524	70,852	197,910	111,476	804,762

Jan 2009	25,055	(22,340)	(8,557)	798,920	(8.7%)	12.8%	42,971	(25,944)	17,027	Jan 2009	420,886	66,198	195,749	116,087	798,920
Feb	36,621	(2,355)	(11,150)	822,036	34.7%	16.7%	36,851	(32,863)	3,988	Feb	436,257	68,709	193,941	123,129	822,036
Mar	66,574	(6,797)	(14,709)	867,104	65.8%	21.5%	80,250	(64,405)	15,845	Mar	455,421	92,638	192,099	126,946	867,104
Apr	20,982	(42,274)	(15,522)	830,290	(50.9%)	21.5%	48,057	(47,101)	956	Apr	435,590	77,563	189,905	127,232	830,290
May	14,724	(7,207)	(14,376)	823,431	(9.9%)	20.8%	46,382	(41,064)	5,318	May	431,156	72,355	188,050	131,870	823,431
Jun	26,418	(5,376)	(14,636)	829,837	9.3%	21.3%	63,240	(53,327)	9,913	Jun	440,478	72,889	186,195	130,275	829,837
Jul	18,006	(33,343)	(15,444)	799,056	(44.5%)	22.3%	35,786	(24,773)	11,013	Jul	412,650	71,145	184,322	130,939	799,056
Aug	9,488	(15,945)	(13,190)	779,409	(29.5%)	19.8%	32,529	(20,401)	12,128	Aug	396,217	69,505	182,489	131,198	779,409
Sep	18,844	(3,289)	(10,793)	784,171	7.3%	16.6%	15,178	(10,552)	4,626	Sep	403,490	68,050	180,752	131,879	784,171
Oct	9,188	(12,908)	(10,399)	770,052	(21.6%)	15.9%	9,106	(7,444)	1,662	Oct	389,928	69,056	179,065	132,003	770,052
Nov	3,489	(979)	(10,810)	761,752	(12.9%)	16.8%	8,466	(8,088)	378	Nov	382,751	67,497	177,334	134,170	761,752

YTD 2009	$249,389	$(152,813)	$(139,586)	$761,752	(5.8%)	18.9%	$418,816	$(335,962)	$82,854	YTD 2009	$382,751	$67,497	$177,334	$134,170	$761,752

TABLE 4 - MAKING HOME AFFORDABLE PROGRAM ACTIVITY

		Refinance Loan Purchases

		# of Loans (in units)	Balance[1] (in millions)	Home Affordable Modification Program, or HAMP, Statistics [12]			# of Loans (in units)

For the month ended November 30, 2009:
Freddie Mac Relief Refinance MortgageSM:				As of November 30, 2009:
Estimated LTV:				Completed HAMP modifications			7,313

<80%		12,214	$2,143
80 to 105%		9,087	2,065

> 105%		257	60	Loans in HAMP trial period

Subtotal [11]		21,558	4,268	Zero to three months			91,175
Other refinance mortgages		71,687	15,011	More than three months			24,435

Total refinance mortgages		93,245	$19,279	Total			115,610

Please see Endnotes on page 3.

TABLE 5 - TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED [1,13]							TABLE 6 - DEBT ACTIVITIES [15]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [14]	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate [5]		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Nov 2008	$14,514	$(19,163)	$(4,649)	$1,826,568	(3.0%)	12.6%	Nov 2008	$305,481	$2,809	$(8,108)	$(30)	$8	$580,544	$886,025
Dec	15,722	(15,052)	670	1,827,238	0.4%	9.9%	Dec	330,902	10,777	(49,265)	(3,808)	1,126	539,374	870,276

Full-Year 2008	357,861	(269,456)	88,405	1,827,238	5.1%	15.5%	Full-Year 2008	330,902	244,313	(268,038)	(17,954)	(710)	539,374	870,276

Jan 2009	16,277	(19,241)	(2,964)	1,824,274	(1.9%)	12.6%	Jan 2009	352,212	34,134	(36,968)	(15)	(1,008)	535,517	887,729
Feb	29,815	(32,018)	(2,203)	1,822,071	(1.4%)	21.1%	Feb	373,285	38,276	(33,467)	(21)	(107)	540,198	913,483
Mar	57,684	(44,935)	12,749	1,834,820	8.4%	29.6%	Mar	350,269	67,042	(25,637)	—	536	582,139	932,408
Apr	51,068	(49,296)	1,772	1,836,592	1.2%	32.2%	Apr	295,797	44,033	(22,421)	—	(24)	603,727	899,524
May	43,733	(44,309)	(576)	1,836,016	(0.4%)	29.0%	May	277,038	39,435	(27,655)	—	840	616,347	893,385
Jun	61,137	(46,029)	15,108	1,851,124	9.9%	30.1%	Jun	262,792	21,797	(21,020)	(22,484)	(161)	594,479	857,271
Jul	42,954	(46,155)	(3,201)	1,847,923	(2.1%)	29.9%	Jul	258,647	13,129	(18,145)	(3,875)	66	585,654	844,301
Aug	47,458	(37,306)	10,152	1,858,075	6.6%	24.2%	Aug	253,813	23,353	(6,588)	(2,026)	68	600,461	854,274
Sep	31,839	(27,893)	3,946	1,862,021	2.5%	18.0%	Sep	241,527	12,570	(25,730)	(2,776)	105	584,630	826,157
Oct	27,469	(25,694)	1,775	1,863,796	1.1%	16.6%	Oct	235,875	14,650	(18,005)	(3,109)	54	578,220	814,095
Nov	25,984	(28,973)	(2,989)	1,860,807	(1.9%)	18.7%	Nov	231,082	19,774	(19,709)	(250)	102	578,137	809,219

YTD 2009[5]	$435,418	$(401,849)	$33,569	$1,860,807	2.0%	24.0%	YTD 2009	$231,082	$328,193	$(255,345)	$(34,556)	$471	$578,137	$809,219

TABLE 7 - DELINQUENCIES [16]					TABLE 8 - OTHER INVESTMENTS		TABLE 9 - INTEREST RATE RISK SENSITIVITY DISCLOSURES [18]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance [17]		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Nov 2008	1.09%	3.41%	1.52%	0.01%	Nov	$79,119	Nov 2008	$394	—	$65	—	0	—
Dec	1.26%	3.79%	1.72%	0.01%	Dec	64,270	Dec	260	$332	149	$84	1	0

					Full-Year 2008	64,270	Full-Year 2008	397	—	73	—	0	—

Jan 2009	1.46%	4.31%	1.98%	0.03%	Jan 2009	94,311	Jan 2009	102	—	90	—	0	—
Feb	1.60%	4.54%	2.13%	0.08%	Feb	98,611	Feb	447	—	44	—	1	—
Mar	1.73%	4.85%	2.29%	0.09%	Mar	99,414	Mar	429	328	121	87	1	1
Apr	1.86%	5.10%	2.44%	0.10%	Apr	110,947	Apr	493	—	130	—	0	—
May	2.01%	5.45%	2.62%	0.12%	May	114,498	May	570	—	101	—	0	—
Jun	2.13%	5.82%	2.78%	0.11%	Jun	73,345	Jun	577	547	40	90	0	0
Jul	2.27%	6.17%	2.95%	0.11%	Jul	90,749	Jul	556	—	89	—	0	—
Aug	2.41%	6.59%	3.13%	0.10%	Aug	117,724	Aug	549	—	105	—	0	—
Sep	2.57%	6.98%	3.33%	0.11%	Sep	83,696	Sep	566	557	91	95	0	0
Oct	2.73%	7.43%	3.54%	0.12%	Oct	86,138	Oct	472	—	19	—	0	—
Nov	2.88%	7.84%	3.72%	0.14%	Nov	84,821	Nov	452	—	21	—	0	—

					YTD 2009	$84,821	YTD 2009	$476	—	$78	—	0	—

Please see Endnotes on page 3.

ENDNOTES

(1)	The activity and balances set forth in these tables represent contractual amounts of unpaid principal balances, which are measures that differ from the balance of the mortgage-related investments portfolio as calculated in conformity with GAAP, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects reported security balances and not the unpaid principal of the underlying mortgage loans. The mortgage-related investments portfolio amounts set forth in this report exclude premiums, discounts, deferred fees and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities that are reflected in our mortgage-related investments portfolio under GAAP.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Total mortgage portfolio Purchases and Issuances (Table 1) is defined as mortgage-related investments portfolio purchases (Table 2) plus total guaranteed PCs and Structured Securities issuances (Table 4) less purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio. Purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio totaled $1,498 million (based on unpaid principal balance) during the month of November 2009.
(4)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio. Excludes the transfer of single-family mortgage loans through transactions that qualify as sales and all transfers through swap-based exchanges.
(5)	Issuances and liquidations for the eleven months ended November 30, 2009 include approximately $5.7 billion of conversions of previously issued long-term standby commitments into either PCs or Structured Transactions. These conversion amounts, based on the unpaid principal balance of the underlying single-family mortgage loans, are included in liquidations, representing the termination of the original agreement and, in the same month, are included in issuances, representing the new securities issued. Excluding these conversions, the amount of our issuances for the eleven months ended November 30, 2009 would have been $429.7 billion in Table 4 and the annualized liquidation rate for the eleven months ended November 30, 2009 in Tables 1 and 4 would have been 21.3% and 23.7%, respectively. As of November 30, 2009, the ending balance of our PCs and Structured Securities, excluding outstanding long-term standby commitments, would have been $1,856 billion in Table 4.
(6)	As of November 30, 2009, we had net unsettled purchase (sale) agreements of approximately $(549) million. The ending balance of our mortgage-related investments portfolio, after giving effect to these unsettled agreements and assuming we did not enter any other purchase (sale) agreements after November 30, 2009, would have been $761.2 billion.
(7)	Single-family mortgage loans purchased for cash are reported net of transfers of such mortgage loans through transactions that qualify as sales under GAAP as well as all transfers through swap-based exchanges.
(8)	See Endnote 4. Other activity consists of: (a) net additions for delinquent mortgage loans purchased out of PC pools, (b) net additions for balloon/reset mortgages purchased out of PC pools and (c) transfers of PCs and Structured Securities from our mortgage-related investments portfolio reported as sales.
(9)	Mortgage purchase agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(10)	Mortgage sale agreements reflects trades entered into during the month and includes: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(11)	The Freddie Mac Relief Refinance Mortgage is our implementation of the Home Affordable Refinance Program for our loans. See our third quarter report on Form 10-Q, filed November 6, 2009, for additional information.
(12)	Based on information reported by our servicers to the MHA program administrator. Trial period loans under HAMP are those where the borrower has made the first payment under the terms of a trial period offer. Completed HAMP loans are those where the borrower has made the last trial period payment, provided the required documentation to the servicer and the modification has become effective.
(13)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans held by third parties. Excludes Structured Securities where we have resecuritized our PCs and Structured Securities. These resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Real Estate Mortgage Investment Conduits (REMICs) and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded REMICs are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our Annual Report on Form 10-K, dated March 11, 2009.
(14)	Represents principal repayments relating to PCs and Structured Securities, including those backed by non-Freddie Mac mortgage-related securities, and relating to securities issued by others and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(15)	Represents the combined balance and activity of our senior and subordinated debt based on the par values of these liabilities.
(16)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on the net carrying value of mortgages 90 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 7 exclude mortgage loans underlying Structured Transactions and PCs backed by Ginnie Mae Certificates as well as mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days delinquent under the modified contractual terms. Structured Transactions typically have underlying mortgage loans with a variety of risk characteristics. Many of these Structured Transactions have security-level credit protections from losses in addition to any loan-level credit protection that may also exist. Additional information concerning Structured Transactions can be found in our Annual Report on Form 10-K, dated March 11, 2009.
The unpaid principal balance of our single-family Structured Transactions at November 30, 2009 was $24.2 billion, representing approximately 1% of our total mortgage portfolio. Included in this balance is $4.6 billion that are backed by subordinated securities, including $1.7 billion that are secured by FHA/VA loans, for which those agencies provide recourse for 100% of the qualifying losses associated with the loan. Structured Transactions backed by subordinated securities benefit from credit protection from the related subordinated tranches, which we do not purchase. The remaining $19.6 billion of our Structured Transactions as of November 30, 2009 are single-class, or pass-through securities, including $9.8 billion of option ARMs, which do not benefit from structural or other credit enhancement protections. The delinquency rate for our single-family Structured Transactions was 9.19% at November 30, 2009. The total single-family delinquency rate including our Structured Transactions was 3.83% at November 30, 2009. Below are the delinquency rates of our Structured Transactions:
Structured Transactions securitized by: subordinated securities, including FHA/VA guarantees 23.52%; option ARM pass-through securities 17.19%; other pass-through securities 0.94%.
Previously reported delinquency data is subject to change to reflect currently available information. Revisions to previously reported delinquency rates have not been significant nor have they significantly affected the overall trend of our single-family delinquency rates.
(17)	Other Investments consists of our cash and investments portfolio, which as of November 30, 2009 consists of: $39.1 billion of cash and cash equivalents; $28.4 billion of federal funds sold and securities purchased under agreements to resell; and $17.3 billion of non-mortgage investments. Non-mortgage investments are presented at fair value.
(18)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.